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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                October 5, 2000
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                Date of report (Date of earliest event reported)


                        Millennium Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                               0-28494                              04-3177038
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(State or Other Jurisdiction                     (Commission                          (IRS Employer
       of Incorporation)                         File Number)                       Identification No.)

                    75 Sidney Street, Cambridge, Massachusetts                             02139
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                     (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (617) 679-7000


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5:  OTHER EVENTS

         On August 14, 2000, the Securities and Exchange Commission (the "Commission") declared effective the Registration Statement on Form S-3 (No. 333-42770) (the "Registration Statement") of Millennium Pharmaceuticals, Inc. (the "Company"), which permits the Company to issue up to an aggregate of $1,000,000,000 of common stock, preferred stock, debt securities, and warrants. (The prospectus dated August 14, 2000 included in the Registration Statement is referred to as the "Prospectus").

         On October 6, 2000, the Company issued a press release announcing that it had entered into an agreement to sell 11 million shares of its common stock at a price to the public of $64.00 per share (the "Offering Shares") (plus up to an additional 1.65 million shares of its common stock to cover underwriters' over-allotments, if any (the "Over-Allotment Shares")). A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

         The Company filed with the Commission on October 6, 2000 the Prospectus, together with a supplement to the Prospectus, dated October 5, 2000, relating to the issuance and sale of the Offering Shares plus any Over-Allotment Shares (the "Prospectus Supplement"). In connection with the filing of the Prospectus and Prospectus Supplement with the Commission, the Company is filing the underwriting agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 1.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                  Exhibit 1.1  -  Underwriting Agreement

                  Exhibit 99.1 -  Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 5, 2000                MILLENNIUM PHARMACEUTICALS, INC.



                                      /s/ John B. Douglas III
                                      --------------------------------
                                      John B. Douglas III
                                      Senior Vice President and General Counsel

                                       2

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                                  EXHIBIT INDEX


          EXHIBIT NUMBER                                 DESCRIPTION

               1.1                      Underwriting Agreement

              99.1                      Press Release dated October 6, 2000

                                       3